EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-QSB/A1 of IceWEB, Inc. for the quarter ended March 31st, 2005, I, John R. Signorello, Chairman and Chief Executive Officer of IceWEB, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         (1) such Quarterly Report on Form 10-QSB/A1 of IceWEB, Inc. for the quarter ended March 31st, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-QSB/A1 of IceWEB, Inc. for the quarter ended March 31st, 2005, fairly presents, in all material respects, the financial condition and results of operations of IceWEB, Inc.


Dated: August 4, 2005                        By: /s/ John R. Signorello
       --------------                        ----------------------------
                                             John R. Signorello
                                             Chairman and CEO and
                                             Principal Financial Officer